Discontinued Operations	12 Months Ended
Dec. 31, 2010
Discontinued Operations [Abstract]
Discontinued Operations

12. Discontinued Operations

In the fourth quarter 2010, we sold the real estate of our Montclair Hospital, an acute care medical center to Prime for proceeds of $20.0 million. We realized a gain on the sale of $2.2 million. In October of 2010, we sold the real estate of our Sharpstown hospital in Houston, Texas to a third party for proceeds of $3.0 million resulting in a gain of $0.7 million. In the second quarter of 2010, we sold the real estate of our Inglewood Hospital, a 369-bed acute care medical center located in Inglewood, California, to Prime for $75 million resulting in a gain of approximately $6 million. Due to these sales, we have reclassified these assets to Real Estate Held for Sale in our accompanying Consolidated Balance Sheet at December 31, 2009 and reclassified the related operating results to discontinued operations for the current and prior periods.

In the fourth quarter of 2009, we sold the real estate of a general acute hospital to Prime for proceeds of approximately $15 million. The sale was completed on December 28, 2009, resulting in a gain on the sale of $0.3 million. Due to this sale, we have reclassified the assets of this property to Real Estate Held for Sale in the accompanying Consolidated Balance Sheet, which approximated $15.0 million at December 31, 2008.

In the second quarter of 2008, we sold the real estate assets of three inpatient rehabilitation facilities to Vibra for proceeds of approximately $105 million, including $7.0 million in early lease termination fees and $8.0 million of a loan pre-payment. The sale was completed on May 7, 2008, resulting in a gain on the sale of $9.3 million. We also wrote off $9.5 million in related straight-line rent receivables upon completion of the sales.

In 2006, we terminated leases for a hospital and medical office building ("MOB") complex and repossessed the real estate. In January 2007, we sold the hospital and MOB complex and recorded a gain on the sale of real estate of $4.1 million. During the period between termination of the lease and sale of the real estate, we substantially funded through loans the working capital requirements of the hospital's operator pending the operator's collection of patient receivables from Medicare and other sources. At December 31, 2007, we had $4.2 million in working capital loans included in assets of discontinued operations on the consolidated balance sheet. In July 2008, we received from Medicare the substantial remainder of amounts that we expect to collect and based thereon wrote off in the second quarter of 2008 $2.1 million (net of $1.2 million in tax benefits) of remaining uncollectible receivables from the operator. We were defendants in litigation related to this discontinued operation and it resulted in a significant amount of legal expenses in 2009 and 2008 including a settlement of $2.7 million reached in the 2009 fourth quarter.

We have classified current and prior year activity related to these transactions, along with the related operating results of the facilities prior to these transactions taking place, as discontinued operations.

The following table presents the results of discontinued operations for the years ended December 31, 2010, 2009 and 2008 (in thousands except per share/units amounts):

	For the Years Ended December 31,
	2010	2009	2008
Revenues	$3,838	$3,269	$12,970
Gain on sale	9,072	278	9,305
Income from discontinued operations	9,784	2,697	14,143
Income from discontinued operations — diluted per share/units	$0.10	$0.04	$0.23